Kensington Dynamic Growth Fund
Summary Prospectus
June 27, 2022
Class A Shares (KAGAX)
Institutional Class Shares (KAGIX)
Class C Shares (KAGCX)

Before you invest, you may want to review the Kensington Dynamic Growth Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated March 19, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.kensingtonassetmanagement.com/funds/documents. You can also get this information at no cost by calling the Fund (toll-free) at 866-303-8623.

Investment Objective: The Fund seeks capital gains.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 26 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a % of original purchase price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses(2)	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses(3)	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.76%	1.51%	2.51%
(1)    The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)    Other Expenses have been restated to reflect current fees.
(3)    Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$645	$1,003	$1,384	$2,450
Institutional	$154	$477	$824	$1,802
C	$354	$782	$1,335	$2,846

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2021, the Dynamic Growth Predecessor Fund’s (as defined below) portfolio turnover rate was 786% of its average portfolio value.

Principal Investment Strategies

Kensington Asset Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by employing a fund-of-funds approach that achieves exposure to (i) domestic equity securities or (ii) cash, cash equivalents, and U.S. Treasury securities based on a proprietary “Dynamic Growth Model” that looks at trends in the U.S. equity market. The Dynamic Growth Model uses daily price information with respect to multiple broad-based U.S. equity indices (e.g., open, close, high, and low prices) to identify and evaluate market trends and volatility to determine whether market conditions favor a “Risk-On” portfolio exposed to U.S. equity securities or a “Risk-Off” portfolio exposed to cash, cash equivalents, or U.S. Treasury securities. The Dynamic Growth Model looks for trends developing over weeks, months, or years to signal a change from Risk-On to Risk-Off or vice versa, and the Adviser will generally turn over approximately 100% of the portfolio when the Dynamic Growth Model signals a change. The Adviser generally expects such changes to occur approximately eight to twelve times annually based on historic trends in the U.S. equity market.

In its Risk-On position, the Fund will primarily invest in exchange-traded funds (“ETFs”) (“underlying funds”) that track the returns of a broad-based U.S. equity market index. Such equity market indices may include companies of any market capitalization, and such indices may be based on certain factors, such as value- or growth-oriented companies. In its Risk-Off position, the Fund will primarily hold cash or cash equivalents or invest directly or indirectly in underlying funds that invest in U.S. Treasury securities of various maturities.
The Dynamic Growth Model is built upon a core of trend-following logic that generates signals on a weekly basis. To avoid generating false signals directing a change to or from a Risk-On or Risk-Off state, the model also employs noise-filtering enhancements to dampen the distorting impact of short-term price aberrations that are characteristic of volatile markets. This noise filter operates by causing the model to disregard relatively large short-term changes in inputs that are not indicative of a longer-term trend. For example, the model considers short-term data that is not supported by longer-term trends as indicative of “noise”. The model also seeks to mitigate such noise by being run on a weekly, rather than daily basis. Additionally, the model employs certain counter-trend indicators that seek to identify when the equity market is overbought or oversold independent of whether the model anticipates a favorable or unfavorable equity market. For example, if the model determines that market conditions are favorable for equities, but equities are overbought, the model would signal a “Risk-Off” position. To the contrary, if the model determines that market conditions are not favorable for equities, but equities are oversold, the model would signal a “Risk-On” position.
In selecting underlying funds, the Adviser considers the performance, relative fees, management experience, and underlying portfolio composition and strategy of such underlying funds. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities. The Fund may also seek to replicate the holdings of an underlying fund (i.e., invest in the same component companies of an underlying fund in approximately the same weights that they have in the underlying fund) in lieu of investing in the underlying fund itself.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.
•Management Risk: The Adviser’s reliance on its proprietary trend-following model and the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•Equity Securities Risk: Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Small- and Mid-Capitalization Companies Risk: Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.
•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment. Like other fixed income instruments, U.S. government securities are subject to interest rate risk. Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.

Performance: As of the date of this Prospectus the Fund does not have a full calendar year of performance as a mutual fund. Prior performance shown below is for the Kensington Dynamic Growth Fund (the “Dynamic Growth Predecessor Fund”), a series of Advisors Preferred Trust that commenced operations on October 23, 2020. The Fund has adopted the performance of the Dynamic Growth Predecessor Fund as a result of a reorganization in which the Fund will acquire all the assets and liabilities of the Dynamic Growth Predecessor Fund (the “Reorganization”). The Reorganization is expected to occur on or about May 20, 2022. Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Dynamic Growth Predecessor Fund and has been the Fund’s portfolio management team since inception.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Kensington Dynamic Growth Predecessor Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of each of the Fund’s share classes over time to the performance of a broad-based market index, and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Class A and Class C shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities, however, the returns for Class A and Class C shares are lower than Institutional Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.

Institutional Class Performance Bar Chart
For Calendar Year Ended December 31

Best Quarter	7.55%	June 30, 2021
Worst Quarter	2.42%	December 31, 2021

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2021)

	One Year	Since Inception (October 23, 2020)
Institutional Class Shares Return before taxes	20.76%	18.64%
Institutional Class Shares Return after taxes on distributions(1)	17.14%	15.49%
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(1)	12.34%	12.95%
Class A Shares Return before taxes (with load)	14.80%	13.53%
Class C Shares Return before taxes	19.57%	17.58%
S&P 500 Total Return Index(2) (reflects no deduction for fees, expenses, or taxes)	28.71%	32.67%
(1)    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(2)    The S&P 500 Total Return Index is an unmanaged market capitalization‐weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
Investment Adviser: Kensington Asset Management, LLC

Portfolio Managers:

Bruce P. DeLaurentis
Bruce P. DeLaurentis is Founder, Lead Portfolio Manager and Chairman of the Investment Committee for Kensington Asset Management. He has served the Fund since inception in 2022 and the Dynamic Growth Predecessor Fund from its inception in 2020 until the Reorganization.

Patrick Sommerstad
Patrick Sommerstad serves as Co-Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.

Jason Sim
Jason Sim serves as Co-Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.

Jordan Flebotte
Jordan Flebotte serves as Co-Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100

The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemptions requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.